                                                                    Exhibit 99.2
                                  DETACH HERE

                       BUILDING ONE SERVICES CORPORATION

[COMPANY LOGO]                                                        PROXY CARD

               7 1/2% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES

This Proxy is Solicited on Behalf of the Board of Directors for the Special
Meeting of Stockholders on      , 2000.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.

The undersigned hereby appoints Joseph M. Ivey and F. Traynor Beck, and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all of the 7 1/2% convertible junior subordinated debentures of the undersigned at the Special Meeting of Stockholders to be held in the [Hall of Flags at the United States Chamber of Commerce located at 1615
H Street, N.W., Washington, DC 20062,] on      , 2000 at     a.m. local time,
and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the joint proxy statement/prospectus furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.

The proxies will vote "FOR" the approval and adoption of the Agreement and Plan of Merger between Group Maintenance America Corp. and Building One Services Corporation if the applicable box is not marked, and at their discretion on any other matter that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

Approval of the adoption of the Agreement and Plan of Merger, dated November 2, 1999, by and between Group Maintenance America Corp. and Building One Services Corporation pursuant to which (i) Building One will be merged with and into GroupMAC, with GroupMAC as the surviving legal entity, (ii) each outstanding share of Building One common stock will be converted into the right to receive
1.25 shares of GroupMAC common stock, with cash being paid in lieu of fractional shares of GroupMAC common stock, and (iii) GroupMAC shareholders will be given the right to elect to receive in the merger cash for up to 50% of their shares of GroupMAC common stock, subject to proration.
   FOR   AGAINST   ABSTAIN

                                          Date:
                                                                         ,
                                          2000
                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                               Signature (if jointly held)

                                          Please sign and return this Proxy
                                          Card so that your 7 1/2% convertible
                                          junior subordinated debentures can
                                          be represented at the meeting. If
                                          signing for a corporation or
                                          partnership or as agent, attorney or
                                          fiduciary, indicate the capacity in
                                          which you are signing. If you vote
                                          by ballot, such vote will supersede
                                          this proxy.

                                          [ ] MARK HERE IF YOU PLAN TO ATTEND
                                          THE MEETING

                                          [ ] MARK HERE FOR ADDRESS CHANGE AND
                                          NOTE AT LEFT

   PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO [156 FIFTH AVENUE, PENTHOUSE NO. 3, NEW YORK, NEW YORK 10010], SO
              THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.

                                  DETACH HERE

                       BUILDING ONE SERVICES CORPORATION

[COMPANY LOGO]                                                        PROXY CARD

                                  COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors for the Special
Meeting of Stockholders on      , 2000.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.

The undersigned hereby appoints Joseph M. Ivey and F. Traynor Beck, and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all of the shares of Common Stock of the undersigned at the Special Meeting of Stockholders to be held in the [Hall of Flags at the United States Chamber of Commerce located at 1615 H Street, N.W., Washington,
DC 20062,] on     , 2000 at    a.m. local time, and at any adjournment thereof,
upon all subjects that may properly come before the meeting, including the matters described in the joint proxy statement/prospectus furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.

The proxies will vote "FOR" the approval and adoption of the Agreement and Plan of Merger between Group Maintenance America Corp. and Building One Services Corporation if the applicable box is not marked, and at their discretion on any other matter that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

Approval of the adoption of the Agreement and Plan of Merger, dated November 2, 1999, by and between Group Maintenance America Corp. and Building One Services Corporation pursuant to which (i) Building One will be merged with and into GroupMAC, with GroupMAC as the surviving legal entity, (ii) each outstanding share of Building One common stock will be converted into the right to receive
1.25 shares of GroupMAC common stock, with cash being paid in lieu of fractional shares of GroupMAC common stock, and (iii) GroupMAC shareholders will be given the right to elect to receive in the merger cash for up to 50% of
their shares of GroupMAC common stock, subject to proration.    FOR   AGAINST
ABSTAIN

                                          Date:
                                                                         ,
                                          2000
                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                               Signature (if jointly held)

                                          Please sign and return this Proxy
                                          Card so that your shares can be
                                          represented at the meeting. If
                                          signing for a corporation or
                                          partnership or as agent, attorney or
                                          fiduciary, indicate the capacity in
                                          which you are signing. If you vote
                                          by ballot, such vote will supersede
                                          this proxy.

                                          [ ] MARK HERE IF YOU PLAN TO ATTEND
                                          THE MEETING

                                          [ ] MARK HERE FOR ADDRESS CHANGE AND
                                          NOTE AT LEFT

   PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO [156 FIFTH AVENUE, PENTHOUSE NO. 3, NEW YORK, NEW YORK 10010], SO
              THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.